Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated May 24, 2010 (the “Agreement”), is entered into by and among Kilroy Realty, L.P., a Delaware limited Partnership (the “Issuer”), Kilroy Realty Corporation, a Maryland corporation (the “Guarantor”) and J.P. Morgan Securities Inc., Banc of America Securities LLC and Barclays Capital Inc., as representatives (in such capacity, the “Representatives”) of the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”).

The Issuer, the Guarantor and the Initial Purchasers are parties to the Purchase Agreement, dated May 17, 2010 (the “Purchase Agreement”), which provides for the sale by the Issuer to the Initial Purchasers of $250,000,000 in aggregate principal amount of 6.625% Senior Notes due 2020 of the Issuer (the “Notes”), which will be guaranteed by the Guarantor (such guarantees, together with the Notes, are hereinafter collectively called the “Securities”). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Issuer and the Guarantor have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Additional Interest” shall have the meaning set forth in Section 2(e) hereof.

“Agreement” means the “Agreement” referred to in the preamble, as the same may be amended or supplemented in accordance with its terms.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law or executive order to remain closed.

“Closing Date” shall mean the date hereof.

“Entitled Securities” shall mean each Security until the earliest to occur of: (i) the date on which such Security has been exchanged by a Person other than a broker-dealer for an Exchange Security in the Exchange Offer (unless the owner of such Exchange Security notifies the Issuer prior to the 30th day following consummation of the Exchange Offer that it is not an “affiliate” (as defined in Rule 144) of the Guarantor or the Issuer and such Exchange Security is not freely tradable by it under the Securities Act); (ii) following the exchange by a broker-dealer in the Exchange Offer of a Security for an Exchange Security, the date on which such Exchange Security is sold or otherwise transferred to a person (other than a broker-dealer) who receives from such broker-dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement; (iii) the date on which such Security has been registered under the Securities Act and disposed of in accordance with an effective Shelf Registration Statement; or (iv) the date on which such Security is actually sold or otherwise transferred pursuant to Rule 144 (if available) under the Securities Act; provided that a Security will not cease to be an Entitled Security for purposes of the Exchange Offer by virtue of this clause (iv). Anything herein to the contrary notwithstanding, (a) in any case where a broker-dealer receives an Exchange Security in the Exchange Offer or the owner of an Exchange Security gives the Issuer a notice contemplated by the provisions appearing in parentheses in clause (i) of the preceding sentence, such Exchange Security shall be considered an Entitled Security until such time as it ceases to be an Entitled Security pursuant to clause (ii), (iii) or (iv) of the preceding sentence; and (b) each Security purchased from the Issuer by any Initial Purchaser pursuant to the Purchase Agreement shall be deemed, so long as it is held by such Initial Purchaser or any other Initial Purchaser, to be an Entitled Security until such time as it ceases to be an Entitled Security pursuant to clause (ii), (iii) or (iv) of the preceding sentence.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Date” shall have the meaning set forth in Section 2(b) hereof.

“Exchange Effectiveness Period” shall have the meaning set forth in Section 4(b) hereof.

“Exchange Offer” shall mean the exchange offer by the Issuer and the Guarantor of Exchange Securities for Entitled Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) registering the Exchange Securities and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated or deemed to be incorporated by reference therein.

“Exchange Securities” shall mean notes issued by the Issuer and guarantees thereof by the Guarantor under the Indenture containing terms identical to the Securities (except that the Exchange Securities (other than any Exchange Securities which are Entitled Securities) will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“FINRA” shall mean the Financial Industry Regulatory Authority.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405 under the Securities Act or any successor to such rule.

“General Partner” shall have the meaning set forth in Section 5(b).

“Guarantees” shall mean the guarantees of the Securities and the Exchange Securities by the Guarantor pursuant to the Indenture and endorsed on the Securities and the Exchange Securities.

“Guarantor” shall have the meaning set forth in the preamble and shall also include any successor entity pursuant to the terms of this Agreement.

“Holder” shall mean each Initial Purchaser, for so long as it owns any Entitled Securities, and each of the Initial Purchasers’ respective successors, assigns and direct and indirect transferees who become owners of Entitled Securities under the Indenture; provided, however, that a Participating Broker-Dealer that holds Exchange Securities shall be deemed a Holder only so long as it is required to deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

“Indenture” shall mean the indenture relating to the Securities, dated as of the Closing Date, among the Issuer, the Guarantor and U.S. Bank National Association, as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xiii) hereof.

“Issuer” shall have the meaning set forth in the preamble and shall also include any successor entity pursuant to the terms of this Agreement.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433 under the Securities Act or any successor to such rule.

“Notifying Broker-Dealer” shall have the meaning set forth in Section 4(a) hereof.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Permitted Free Writing Prospectus” shall have the meaning set forth in Section 6(k) hereof.

“Person” shall mean an individual, partnership, joint venture, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus or prospectus, and any such preliminary prospectus or prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Entitled Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to any such preliminary prospectus or prospectus, and in each case including any document incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Issuer and the Guarantor with this Agreement, including without limitation:

(i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and any filing with and review by FINRA (including reasonable and documented fees and disbursements of one firm of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Entitled Securities and any filing with and review by FINRA), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements, certificates representing the Securities and the Exchange Securities and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the reasonable fees and disbursements of the Trustee and its counsel and any custodian or escrow agent for the Exchange Offer and their respective counsel, (vii) the reasonable fees and disbursements of counsel for the Issuer and the Guarantor and, in the case of a Shelf Registration Statement, the reasonable and documented fees and disbursements of one counsel for the Holders (which counsel shall initially be counsel for the Initial Purchasers, subject to replacement upon action by a majority of the Holders), (viii) in the case of an Underwritten Offering, any fees and disbursements of underwriters customarily paid by issuers of securities in Underwritten Offerings and (ix) the fees and disbursements of the independent public accountants of the Issuer and the Guarantor and of any other Person, assets or business whose financial statements are included or incorporated or deemed to be incorporated by reference in a Registration Statement, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders (other than fees and expenses set forth in clause (vii)) and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Entitled Securities by a Holder.

“Registration Default” shall have the meaning specified in Section 2(e) hereof.

“Registration Statement” shall mean any registration statement (including, without limitation, the Exchange Offer Registration Statement and any Shelf Registration Statement) of the Issuer and the Guarantor that covers any of the Exchange Securities or Entitled Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated or deemed to be incorporated by reference therein.

“Rule 144” means Rule 144 under the Securities Act, and any successor to such rule.

“SEC” shall mean the United States Securities and Exchange Commission and any successor or successors thereto.

“Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and any successor thereto.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Issuer and the Guarantor filed under the Securities Act providing for the registration on both a continuous and delayed basis of the Entitled Securities pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated or deemed to be incorporated by reference therein; provided that such “shelf” registration statement may be an amendment to the Exchange Offer Registration Statement.

“Shelf Request” shall have the meaning set forth in Section 2(b) hereof.

“Staff” shall mean the staff of the SEC.

“Suspension Notice” shall have the meaning specified in Section 3(d) hereof.

“Target Registration Date” shall have the meaning set forth in Section 2(e) hereof.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(f) hereof.

“Underwritten Offering” shall mean an offering in which Entitled Securities are sold to an Underwriter for reoffering to the public.

2. Registration Under the Securities Act. (a) The Issuer and the Guarantor shall (i) cause to be filed on or prior to 180 days following the date hereof an Exchange Offer Registration Statement with the SEC covering an offer to the Holders to exchange all the Entitled Securities for a like aggregate principal amount of Exchange Securities, (ii) use all commercially reasonable efforts to have the Exchange Offer Registration Statement declared effective by the SEC on or prior to 270 days following the date hereof and (iii) unless the Exchange Offer would not be permitted by applicable law or SEC policy or applicable interpretations of the Staff, (1) commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and keep the Exchange Offer open for at least 20 Business Days (or longer, if required by applicable securities laws) after the date notice of the Exchange Offer is sent to Holders and (2) use all commercially reasonable efforts to issue, on or prior to 30 Business Days (or longer, if required by applicable securities laws) after the date on which the Exchange Offer Registration Statement is declared effective by the SEC, Exchange Securities in exchange for a like aggregate principal amount of all Entitled Securities tendered and not withdrawn prior thereto in the Exchange Offer.

The Issuer and the Guarantor shall commence the Exchange Offer by providing the related Prospectus, appropriate letters of transmittal and other accompanying documents to The Depository Trust Company and by mailing such documents to any Holder of certificated Securities.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Issuer and the Guarantor that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Securities or Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Issuer or the Guarantor, (iv) it is not engaged in, and does not intend to engage in, the distribution (within the meaning of the Securities Act) of the Exchange Securities, (v) if such Holder is a broker-dealer that will receive Exchange Securities in exchange for Entitled Securities that were acquired for its own account as a result of market-making or other trading activities, such Holder acknowledges that it will deliver a Prospectus meeting the requirements of the Securities Act (or, to the extent permitted by law, otherwise make available a Prospectus to purchasers, including, without limitation, pursuant to Rule 172 under the Securities Act) in connection with any resale of such Exchange Securities, and (vi) such Holder is not acting on behalf of any Person who could not truthfully make the foregoing representations.

As soon as practicable after the last Exchange Date, the Issuer and the Guarantor shall:

(i)	accept for exchange all Entitled Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the related letter of transmittal; and

(ii)	deliver, or cause to be delivered, to the Trustee for cancellation all Entitled Securities or portions thereof so accepted for exchange by the Issuer and the Guarantor and issue, and use commercially reasonable efforts to cause the Trustee to promptly authenticate and deliver to each applicable Holder, Exchange Securities equal in principal amount to the principal amount of the Entitled Securities so accepted for exchange.

The Issuer and the Guarantor shall use all commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer.

The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable SEC policy.

(b) In the event that (i) the Issuer and the Guarantor (1) do not cause the Exchange Offer Registration Statement to become effective on or prior to 270 days after the Closing Date or do not consummate the Exchange Offer within 30 Business Days after the date the Exchange Offer Registration Statement is declared effective (the 30th Business Day after such effective date is hereinafter called the “Exchange Date”); or (2) are not permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or SEC policy or applicable interpretations of the Staff; or (ii) any Holder of Entitled Securities notifies the Issuer (a “Shelf Request”) prior to the 30th day following consummation of the Exchange Offer that: (a) it is prohibited by applicable law or SEC policy or applicable interpretations of the Staff, or because of its inability to make certain required representations, from participating in the Exchange Offer; (b) it may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales; (c) it is not an “affiliate” (as defined in Rule 144) of the Guarantor or the Issuer and the Exchange Securities are otherwise not freely tradable by it under the Securities Act; or (d) it is a broker-dealer and owns Securities acquired directly from the Issuer or an affiliate of the Issuer, then the Issuer and the Guarantor shall use all commercially reasonable efforts to file with the SEC, on or prior to 60 days after such filing obligation arises, a Shelf Registration Statement on the appropriate form providing for the sale to the public of all the Entitled Securities by the Holders thereof from time to time in accordance with the methods of distribution selected by the Holders of such Entitled Securities and to cause such Shelf Registration Statement to be declared effective by the SEC on or prior to 120 days after such filing obligation arises.

In the event that the Issuer and the Guarantor are requested to file a Shelf Registration Statement pursuant to clause (ii) of the preceding paragraph prior to the consummation of the Exchange Offer, the Issuer and the Guarantor shall use all commercially reasonable efforts to file and have become effective both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Entitled Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Entitled Securities pursuant to such clause (ii) of the preceding paragraph.

The Issuer and the Guarantor agree to use all commercially reasonable efforts to keep the Shelf Registration Statement continuously effective and the related Prospectus current (subject to the right of the Issuer to suspend sales of Registrable Securities pursuant to the Shelf Registration Statement from time to time pursuant to Sections 3(d) and 3(e)) for a period of one year after the last date on which any Entitled Securities were originally issued, as such period may be extended under Section 3(g) (or a shorter period that will terminate when there are no longer any Entitled Securities outstanding) (the “Shelf Effectiveness Period”). The Issuer and the Guarantor further agree to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Issuer for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder or if reasonably requested by a Holder of Entitled Securities with respect to information relating to such Holder, and to use all commercially reasonable efforts to cause any such amendment to become effective, if required, and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable.

(c) The Issuer and the Guarantor shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition by such Holder of its Entitled Securities pursuant to the Shelf Registration Statement.

(d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC. A Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462(b) under the Securities Act.

(e) In the event that (i) the Exchange Offer Registration Statement or Shelf Registration Statement, if required hereby, is not filed on or before the date specified in Section 2(a) or Section 2(b), respectively, (ii) any of the Exchange Offer Registration Statement or the Shelf Registration Statement, if required hereby, is not declared effective by the SEC on or prior to the date specified in Section 2(a) or Section 2(b), respectively (each, a “Target Registration Date”), (iii) the Exchange Offer is not consummated within 30 Business Days after the date on which the Exchange Offer Registration Statement is declared effective by the SEC, or (iv) the Exchange Offer Registration Statement or Shelf Registration Statement, if required hereby, is declared effective but thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable in connection with the resale of Entitled Securities (other than as a result of the Issuer’s right to suspend the use of such Registration Statement for the period of time and under the circumstances set forth in Sections 3(d) and 3(e)) at any time, in the case of the Exchange Offer Registration Statement, prior to the later of the consummation of the Exchange Offer and, if applicable, the end of the Exchange Effectiveness Period, or, in the case of the Shelf Registration Statement, at any time during the Shelf Effectiveness Period (each such event referred to in clauses (i) through (iv) above, a “Registration Default”), then, (I) the interest rate on the Entitled Securities will be increased from and including the date on which any such Registration Default shall occur, to but excluding the date on which all Registration Defaults have been cured or cease to exist, by 0.25% per annum for the first 90-day period beginning on an including the date of occurrence of such Registration Default and (II) if all Registration Defaults are not cured or do not cease to exist prior to the end of such 90-day period, then from and including the first day after such 90-day period, the interest rate on the Entitled Securities will be increased by an additional 0.25% per annum (in each case, “Additional Interest”) (provided that the rate at which Additional Interest shall accrue shall in no event exceed 0.50% per annum). Additional Interest will accrue and will be payable to but excluding the date on which all Registration Defaults have been cured or cease to exist. Additional Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and will be paid to the Holders of the Entitled Securities in the same manner and times as interest is otherwise payable on the Entitled Securities. From and including the date on which all Registration Defaults have been cured or otherwise cease to exist, Additional Interest will cease to accrue unless and until a subsequent Registration Default occurs, in which case, Additional Interest shall again commence accruing pursuant to the foregoing provisions. A Holder of the Entitled Securities shall not be entitled to the Additional Interest with respect to a Registration Default that pertains to the Shelf Registration Statement unless (i) such Holder has provided the Issuer with the information required by Section 3(b) of this Agreement in order to have such Holder’s Entitled Securities included in the Shelf Registration Statement or (ii) such Holder’s Entitled Securities are included in the Shelf Registration Statement. The Issuer agrees to pay such

Addition Interest as and when the same shall become due and payable in accordance with the terms of this Agreement and the Indenture.

If any Additional Interest shall be accrued and unpaid on any Entitled Security at the time that it ceases to be an Entitled Security, the Issuer shall nonetheless remain obligated to pay all such accrued and unpaid Additional Interest in accordance with the terms of this Agreement and the Indenture.

(f) Without limiting the remedies available to the Holders, the Issuer and the Guarantor acknowledge that any failure by the Issuer or the Guarantor to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Issuer’s and the Guarantor’s obligations under Section 2(a) and Section 2(b) hereof.

3. Registration Procedures.

(a) In connection with their obligations pursuant to Section 2(a), Section 2(b) and, to the extent applicable, Section 4 hereof, the Issuer and the Guarantor shall:

(i)	prepare and file with the SEC within the time period specified in Section 2(a) the Exchange Offer Registration Statement and, if applicable, use all commercially reasonable efforts to prepare and file with the SEC within the time period specified in Section 2(b) the Shelf Registration Statement, in each case on the appropriate form under the Securities Act, which form (x) shall be selected by the Issuer and the Guarantor, (y) shall, in the case of a Shelf Registration, be available for the sale of the Entitled Securities by the Holders thereof from time to time and (z) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith; and use all commercially reasonable efforts to cause such Registration Statement to become effective and remain effective and the Prospectus included therein to be useable for the applicable period in accordance with Section 2 hereof and, if applicable, Section 4;

(ii)

use all commercially reasonable efforts to prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective and the Prospectus included therein useable for the applicable period in accordance with Section 2 and, if applicable, Section 4 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and cause each Prospectus and any supplement thereto to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Entitled Securities or Exchange Securities and during the period specified in Section 2 and, if applicable, Section 4 hereof; and in the event that an Issuer Free Writing Prospectus shall be used, to cause such Issuer Free Writing Prospectus to comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder and to file the same pursuant to Rule 433 under the Securities Act (if such filing is required);

(iii)	in the case of a Shelf Registration, use all commercially reasonable efforts to furnish to each Holder of Entitled Securities, to counsel for the Initial Purchasers, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Entitled Securities, if any, without charge, as many copies of each Prospectus, preliminary prospectus and related Issuer Free Writing Prospectus, and any amendment or supplement thereto, as such Holder, counsel or Underwriters may reasonably request in order to facilitate the sale or other disposition of the Entitled Securities thereunder; and the Issuer and the Guarantor consent to the use of such Prospectus, preliminary prospectus, Issuer Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Holders of Entitled Securities and any such Underwriters in connection with the offering and sale of the Entitled Securities covered by and in the manner described in such Prospectus, preliminary prospectus or any amendment or supplement thereto in accordance with applicable law; and, in the case of the Exchange Offer Registration Statement, use all commercially reasonable efforts to furnish to each applicable Participating Broker-Dealer, without charge, as many copies of each Prospectus and any related Issuer Free Writing Prospectus and any amendment or supplement thereto as such Participating Broker-Dealer may reasonably request in order to facilitate the sale or other disposition of the Entitled Securities and the Issuer and the Guarantor consent to the use of such Prospectus, Issuer Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each such Participating Broker-Dealer in connection with the offering and sale of Entitled Securities covered by the Exchange Offer Registration Statement;

(iv)	use all commercially reasonable efforts to register or qualify the Entitled Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Entitled Securities covered by a Registration Statement shall reasonably request; cooperate with such Holders in connection with any filings required to be made with FINRA; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Entitled Securities owned by such Holder; provided that neither the Issuer nor the Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

(v)

notify counsel for the Initial Purchasers and, in the case of a Shelf Registration, notify each Holder of Entitled Securities and counsel for such Holders promptly (or, in the case of an event or condition described in clause (3), (4), (5) or (6) of this paragraph, as promptly as practicable) and, if requested by any such Holder or counsel, confirm such advice in writing (1) when a Registration Statement has become effective, when any post-effective amendment thereto has been filed and becomes effective and when any amendment or supplement to the Prospectus has been filed and when any Issuer Free Writing Prospectus has been filed or, if not required to be filed, issued, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus and any related Issuer Free Writing Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Issuer of any notice of objection of the SEC to the use of a Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) if, between the applicable effective date of a Shelf Registration Statement and the closing of any sale of Entitled Securities covered thereby, the representations and warranties of the Issuer or the Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Entitled Securities cease to be true and correct in all material respects, (5) if the Issuer or the Guarantor receives any notification with respect to the suspension of the qualification of the Entitled Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (6) of the happening of any event or the discovery of any facts during the period that the applicable Registration Statement is required to be effective or the related Prospectus is required to be useable in connection with the resale of Entitled Securities which makes any statement made in the applicable Registration Statement, any related preliminary prospectus, the related Prospectus and any related Issuer Free Writing Prospectus or any amendment or supplement thereto untrue in any material respect or which constitutes an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading (provided, however, that no notification by the Issuer and the Guarantor shall be required pursuant to this clause (6) in the event that the Issuer and the Guarantor (x) as promptly as practicable file an amendment or supplement to such Registration Statement, Prospectus or Issuer Free Writing Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into such Registration Statement and the related Prospectus, which, in either case, contains the requisite information with respect to such event or facts that results in such Registration Statement, Prospectus or Issuer Free Writing Prospectus, as the case may be, no longer containing any untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (y) provide a copy thereof to each Holder of Entitled Securities covered by the applicable Registration Statement) and (7) of any determination by the Issuer or the Guarantor that a post-effective amendment to a Registration Statement or any amendment or supplement to the Prospectus would be appropriate. Without limitation to the other applicable provisions to this Agreement, the Company and the Guarantor agree that this Section 3(a)(v) shall also be applicable, mutatis mutandis, with respect to the Exchange Offer Registration Statement and the Prospectus included therein and any related Issuer Free Writing Prospectus to the extent that any such Prospectus or Issuer Free Writing Prospectus is being used by Participating Broker-Dealers in connection with resales of Exchange Securities as contemplated by Section 4 hereof;

(vi)	use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or, in the case of a Shelf Registration, the resolution of any objection of the SEC pursuant to Rule 401(g)(2), or of the suspension of the qualification of the Entitled Securities for sale in any jurisdiction, including by filing an amendment to such Registration Statement on the proper form, at the earliest possible moment and provide prompt notice to each Holder of the withdrawal of any such order or suspension or such resolution;

(vii)	in the case of a Shelf Registration, furnish to each selling Holder of Entitled Securities named in such Shelf Registration Statement, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(viii)	in the case of a Shelf Registration, cooperate with the Holders of Entitled Securities to facilitate the timely preparation and delivery of certificates representing Entitled Securities to be sold and not bearing any restrictive legends and enable such Entitled Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Holders may reasonably request at least two Business Day prior to the closing of any sale of Entitled Securities;

(ix)

in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(a)(v)(6) hereof, use all commercially reasonable efforts to prepare and file with the SEC, as promptly as practicable, a supplement or post-effective amendment to such Shelf Registration Statement or any related Prospectus or Issuer Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Entitled Securities, such Registration Statement, Prospectus or Issuer Free Writing Prospectus, as the case may be, will cease to have the identified deficiencies and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Issuer and the Guarantor shall notify the Holders of Entitled Securities to suspend use of such Prospectus or Issuer Free Writing Prospectus as promptly as practicable after the occurrence of such an event or any event of the kind described in Section 3(a)(v)(3). Without limitation to any other provisions to this Agreement, the Company and the Guarantor agree that this Section 3(a)(ix) shall also be applicable, mutatis mutandis, with respect to the Exchange Offer Registration

Statement and the related Prospectus and any related Issuer Free Writing Prospectus to the extent such Prospectus is being used by Participating Broker-Dealers in connection with resales of Exchange Securities as contemplated by Section 4 hereof;

(x)	a reasonable time prior to the filing of any Registration Statement, any Prospectus, any related Issuer Free Writing Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or Issuer Free Writing Prospectus, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, to the Holders of Entitled Securities and their counsel and, in the case of an Underwritten Offering, the representatives of the Underwriters and their counsel), make such changes in any such document prior to the filing or use thereof, as the case may be, as the Initial Purchasers or their counsel (or, in the case of a Shelf Registration Statement, the Holders of the Entitled Securities or their counsel or, in the case of an Underwritten Offering, the representatives of the Underwriters or their counsel) may reasonably request, and make such representatives of the Issuer and the Guarantor as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Entitled Securities or their counsel and, in the case of an Underwritten Offering, the representatives of the Underwriters or their counsel) available for discussion of such document; and the Issuer and the Guarantor shall not, at any time after initial filing of a Registration Statement, use or file any Prospectus, any Issuer Free Writing Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders of Entitled Securities and their counsel and, in the case of an Underwritten Offering, the representatives of the Underwriters and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (or, in the case of a Shelf Registration Statement, the Holders of Entitled Securities or their counsel or, in the case of an Underwritten Offering, the representatives of the Underwriters or their counsel) shall reasonably object within a reasonable period of time after the receipt thereof (which period of time may be specified by the Issuer in light of the circumstances);

(xi)	obtain a CUSIP number for all Exchange Securities or Entitled Securities, as the case may be, not later than the initial effective date of a Registration Statement and provide the Trustee with certificates for Exchange Securities and Entitled Securities, as the case may be, as and when required pursuant to this Agreement;

(xii)

cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Entitled Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiii)	in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Entitled Securities (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by a majority of the Holders of Entitled Securities to be included in such Shelf Registration and any attorneys and accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Issuer and the Guarantor and their respective subsidiaries, and cause the respective officers, directors and employees of the Issuer and the Guarantor to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that if any such information is identified by the Issuer or the Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Holder or Underwriter; provided, however, that without limitation to the foregoing, nothing in this Agreement shall prevent any Inspector, Holder or Underwriter or any of their respective attorneys or accountants from disclosing any confidential or proprietary information in connection with asserting any rights or defenses available under applicable law, or in connection with any legal, regulatory or administrative proceedings, arbitration or mediation (including, without limitation, due diligence defenses) or from disclosing any such information upon the order, request or demand of any court, arbitrator, mediator, governmental or regulatory authority or official of competent jurisdiction, FINRA, any stock exchange or similar authority, provided that, in the event of any such order, request or demand, such Inspector, Holder, Underwriter, attorney or accountant shall have notified the Company and the Guarantor of such proposed disclosure, to the extent permissible under applicable law or regulation or such order, request or demand, so that the Company or the Guarantor may seek an appropriate protective order;

(xiv)	if reasonably requested by any Holder of Entitled Securities covered by a Shelf Registration Statement, promptly include in an amendment or supplement to the Prospectus or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such amended or supplemented Prospectus or such post-effective amendment as soon as reasonably practicable after the Issuer has received notification of the matters to be so included in such filing;

(xv)

in the case of a Shelf Registration, enter into such customary agreements and take all such other actions reasonably required in connection therewith (including those requested by a majority of the Holders of the applicable Entitled Securities) in order to expedite or facilitate the disposition of such Entitled Securities including, but not limited to, an Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Entitled Securities with respect to the business of the Issuer and the Guarantor and their respective subsidiaries and the Registration Statement, preliminary prospectus, Prospectus, any related Issuer Free Writing Prospectus and all documents incorporated by reference or deemed incorporated by reference and any so-called “disclosure package”, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (2) obtain opinions and negative assurance letters of counsel to the Issuer and the Guarantor (which counsel and opinions and letters, in form, scope and substance, shall be reasonably satisfactory to the majority of the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Entitled Securities, covering the matters customarily covered in opinions and negative assurance letters requested in underwritten offerings, (3) obtain “comfort” letters from the independent certified public accountants of the Issuer and the Guarantor (and, if necessary, any other certified public accountant of any subsidiary of the Issuer or the Guarantor, or of any business or assets acquired or to be acquired by the Issuer or the Guarantor or any of their respective subsidiaries for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder (to the extent permitted by applicable professional standards) and Underwriter of Entitled Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, including but not limited to financial information contained and incorporated by reference in any preliminary prospectus, Prospectus, Registration Statement, Issuer Free Writing Prospectus and any amendments or supplements thereto and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Entitled Securities being sold to the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Issuer and the Guarantor made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement;

(xvi)	in the case of an Underwritten Offering pursuant to a Shelf Registration, use commercially reasonable efforts to cause the Entitled Securities to be sold in such offering to be rated by appropriate rating agencies or to have appropriate rating agencies confirm their existing ratings with respect to the Entitled Securities; and

(xvii)

if Additional Interest shall begin to accrue, or if the rate at which Additional Interest is accruing shall increase, or if Additional Interest shall cease to accrue, the Issuer shall notify the Initial Purchasers and the Holders as promptly as practicable (but in no event shall such notice be sent later than the next Business Day following the day on which such Additional Interest begins to accrue or the date of such increase or cessation, as the case may be, which notice shall state, as applicable, the date on which Additional Interest shall begin to accrue, the rate at which such Additional Interest will accrue, that the Company will notify the Holders in the event that additional interest ceases to accrue, the amount of any such increase and the interest rate that will be in effect after giving effect to any such increase, and, in the event that Additional Interest shall cease to accrue, the effective date of such cessation and the interest rate that will be in effect after giving effect to such cessation, as the case may be.

(b) No Holder of Entitled Securities may include any of its Entitled Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuer in writing, within 20 Business Days after receipt of a request therefor, such information regarding such Holder and the proposed distribution by such Holder of its Entitled Securities as the Issuer may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. Each Holder who has registered Entitled Securities pursuant to a Shelf Registration Statement agrees that, until such time as such Entitled Securities have been sold pursuant to such Registration Statement or have been withdrawn from such Registration Statement, it will furnish promptly to the Issuer all information as may be necessary so that the information previously provided by such Holder for inclusion in such Shelf Registration Statement does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that is otherwise reasonably requested by the Issuer.

(c) In the case of a Shelf Registration Statement, each Holder of Entitled Securities covered in such Shelf Registration Statement agrees and, in the event that any Participating Broker-Dealer is using the Prospectus included in the Exchange Offer Registration Statement in connection with the sale of Exchange Securities pursuant to Section 4, each such Participating Broker-Dealer agrees that, upon receipt of any notice from the Issuer and the Guarantor of the happening of any event of the kind described in Section 3(a)(v)(3) or 3(a)(v)(6) hereof, such Holder will forthwith discontinue disposition of Entitled Securities pursuant to the Shelf Registration Statement or such Participating Broker-Dealer shall forthwith continue disposition of the Entitled Securities pursuant to such Prospectus, as the case may be, until receipt by such Holder or Participating Broker-Dealer, as the case may be, of (I) in the case of a suspension due to an event described in Section 3(a)(v)(6), copies of an amended or supplemented Prospectus or Issuer Free Writing Prospectus as contemplated by Section 3(a)(ix) hereof or written notice from the Issuer and the Guarantor that no such that such amendment or supplement is required and that sales of Entitled Securities pursuant to the Shelf Registration Statement or such Prospectus, as the case may be, may be resumed using the then existing Prospectus and any related Issuer Free Writing Prospectuses or (II) in the case of a suspension due to an event described in Section 3(a)(v)(3), written notice from the Issuer and the Guarantor that sales of Entitled Securities may be resumed (and the Issuer and the Guarantor agree to give such notice as promptly as practicable after the event or condition described in Section 3(a)(v)(3) or 3(a)(v)(6) has ceased to exist); provided that nothing in this paragraph shall prevent the occurrence of a Registration Default or the accrual of Additional Interest. If so directed by the Issuer and the Guarantor, such Holder or Participating Broker-Dealer, as the case may be, will deliver to the Issuer and the Guarantor all copies in its possession, other than permanent file copies then in its possession, of the Prospectus and any Issuer Free Writing Prospectuses covering such Entitled Securities that are current at the time of receipt of such notice.

(d) Notwithstanding anything herein to the contrary but subject to the limitation set forth in Section 3(e) below, at any time after the effectiveness of the Shelf Registration Statement or, if the Prospectus included in the Exchange Offer Registration Statement is being used by any Participating Broker-Dealers in connection with resales of Exchange Securities as contemplated by Section 4, at any time subsequent to consummation of the Exchange Offer, each of the Issuer and the Guarantor shall be entitled to suspend its obligation to file any amendment to the Shelf Registration Statement or the Exchange Offer Registration Statement, as the case may be, furnish any supplement or amendment to a Prospectus included in the Shelf Registration Statement or the Exchange Offer Registration Statement, as the case may be, make any other filing with the SEC in connection with the Shelf Registration Statement or the Exchange Offer Registration Statement, as the case may be, cause the Shelf Registration Statement or the Exchange Offer Registration Statement, as the case may be, or other filing with the Commission to remain effective or take any similar action (collectively, “Registration Actions”) (A) if such action is required by law, including upon the issuance by the SEC of a stop order suspending the effectiveness of the Shelf Registration Statement or the Exchange Offer Registration Statement, as the case may be, or the issuance of a stop order with respect to the Shelf Registration Statement or the Exchange Offer Registration Statement, as the case may be, under Section 8(d) of the Securities Act, (B) upon the happening of any event or the discovery of any fact that makes any statement made in the Shelf Registration Statement or the Exchange Offer Registration Statement, as the case may be, or any related Prospectus or Issuer Free Writing Prospectus untrue in any material respect or that constitutes an omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) if such action is taken by the Issuer in good faith and for valid business reasons, including avoiding premature public disclosure of an acquisition or divestiture of assets or a material corporate event. Upon the occurrence of any of the conditions described in clause (A), (B) or (C) above and without limitation to any other obligations of the Issuer or the Guarantor under this Section 3 (including, without limitation, Section 3(a)(ix)), the Issuer may give notice (a “Suspension Notice”) thereof to the applicable Holders or Participating Broker-Dealers, as the case may be, which notice shall state that the Issuer has elected to exercise its right to suspend the effectiveness of the applicable Registration Statement and the sales of Entitled Securities pursuant thereto under this Section 3(d) and shall direct them to cease disposition of Entitled Securities pursuant to such Registration Statement and the related Prospectus. Upon the termination of such condition, the Issuer shall give prompt notice thereof to the Holders or the Participating Broker-Dealers, as the case may be, and shall promptly proceed with all Registration Actions that were suspended pursuant to this paragraph and shall provide Holders or the Participating Broker-Dealers, as the case may be, with copies of an amended or supplemented Prospectus or advise them that sales may be resumed pursuant to the previous Prospectus.

(e) The Issuer and the Guarantor shall not suspend Registration Actions or the effectiveness of any Registration Statements or the sale of Entitled Securities pursuant to any Prospectus pursuant to Section 3(d) for more than two periods of up to 30 consecutive days each during any 365-day period (each, a “Suspension Period”). Each Suspension Period shall be deemed to begin on the date the relevant Suspension Notice is given to the Holders and shall be deemed to end on the earlier to occur of (1) the date on which the Issuer gives the Holders a notice that the Suspension Period has terminated and (2) the date on which the number of days during which a Suspension Period has been in effect exceeds 30 consecutive days. To the extent that the number of Suspension Periods in any 365-day period and the number of days in any Suspension Period do not exceed the number of periods and days, respectively, specified in the first sentence of this paragraph, Holders of Entitled Securities shall not be entitled to receive Additional Interest pursuant to clause (iv) of the first paragraph of Section 2(e) above as the result of any such Suspension Period, but, if the number of Suspension Periods in any 365-day period or the number of days in any Suspension Period shall exceed the number of periods or days, respectively, set forth in the first sentence of this paragraph, then Additional Interest shall accrue and be payable in respect of (without duplication) each day during any Suspension Period that is in excess of the number of periods so specified and each day in any Suspension Period that is in excess of the number of days so specified.

(f) The Holders of Entitled Securities covered by a Shelf Registration Statement who desire to do so may sell such Entitled Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each, an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Entitled Securities included in such offering.

(g) In the event of any suspension of the use of a Registration Statement or Prospectus pursuant to this Agreement (including, without limitation, pursuant to 5(c), 5(d) or 5(e) hereof), the Issuer and the Guarantor shall extend the number of days during which the applicable Registration Statement shall be maintained effective pursuant to this Agreement and the period during which a Participating Broker-Dealer shall be entitled to use the Prospectus in the Exchange Offer Registration Statement by a number of days equal to the number days in the period of such suspension (which period of suspension shall be deemed to end when the Holders of the applicable Entitled Securities or the Participating Broker-Dealer, as the case may be, shall have received copies of an amended or supplemented Prospectus necessary to resume disposition of the applicable Entitled Securities or notice from the Issuer and the Guarantor that such dispositions may be resumed using the then current Prospectus).

4. Participation of Broker-Dealers in Exchange Offer.

(a) The Issuer and the Guarantor agree to (i) include in the Exchange Offer Registration Statement a “Plan of Distribution” section covering the use of the related Prospectus by broker-dealers who receive Exchange Securities pursuant to the Exchange Offer in exchange for Entitled Securities acquired for their own account as a result of market-making or other trading activities (“Participating Broker-Dealers”) for the resale of such Exchange Securities and a statement to the effect that any such Participating Broker-Dealer who wishes to use such Prospectus in connection with the resale of Exchange Securities will be required to notify the Company to that effect prior to the 30th day after the consummation of the Exchange Offer, together with instructions for giving such notice (each Participating Broker-Dealer who gives notice to the Company as aforesaid being hereinafter called a “Notifying Broker-Dealer”), (ii) furnish to each Notifying Broker-Dealer, without charge, as many copies of the related Prospectus, and any amendment, or supplement, thereto, as such broker-dealer may reasonably request, (iii) include in the Exchange Offer Registration Statement a statement to the effect that any Participating Broker-Dealer who receives Exchange Securities pursuant to the Exchange Offer in exchange for Securities that were acquired for its own account as a result of market-making activities or other trading activities must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or other transfer of such Exchange Securities, and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer a provision to substantially the following effect (unless otherwise required by applicable law or regulation or by position or comment of the Staff):

“If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Entitled Securities, it represents that the Entitled Securities to be exchanged for Exchange Securities were acquired by it for its own account as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.”

The Issuer and the Guarantor consent to the use of such Prospectus and any related Issuer Free Writing Prospectus and any amendments and supplements thereto by each Notifying Broker-Dealer in connection with the sale or transfer of Exchange Securities.

(b) To the extent any Notifying Broker-Dealer participates in the Exchange Offer, the Company and the Guarantor shall use their commercially reasonable efforts to maintain the Exchange Offer Registration Statement effective and the related Prospectus usable in connection with the resale of Exchange Securities by Participating Broker Dealers for a period of 180 days (subject to extension pursuant to Section 3(g)) following the last Exchange Date (the “Exchange Effectiveness Period”). Insofar as any provisions of Section 3 of this Agreement shall refer to a majority of the Holders (or contain a similar reference), all such references shall be deemed to mean, solely insofar as relates to this Section 4, the Notifying Broker-Dealers who are the Holders of the majority in aggregate principal amount of the then outstanding Exchange Securities which are Entitled Securities, unless otherwise expressly stated or the context otherwise requires.

(c) The Initial Purchasers shall have no liability to the Issuer, the Guarantor or any Holder with respect to any request that they may make pursuant to this Section 4.

5. Indemnification and Contribution.

(a) The Issuer and Guarantor, severally and jointly, agrees to indemnify and hold harmless each Initial Purchaser and each Holder and their respective affiliates, directors, officers, employees and agents and each Person, if any, who controls any Initial Purchaser or Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities to which any Initial Purchaser or Holder or any such affiliate, director, officer, employee, agent or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(1) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto; or

(2) any omission or alleged omission to state in any Registration Statement, any Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, each Initial Purchaser and Holder and each such affiliate, director, officer, employee, agent and controlling Person for all reasonable legal or other fees and expenses incurred by any of them in connection with investigating, defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Issuer and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in any Registration Statement, any Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information provided by any Initial Purchaser or Holder specifically for use therein. The indemnity provided for in this Section 5 will be in addition to any liability that the Issuer or Guarantor may otherwise have to the indemnified parties. In connection with any Underwritten Offering permitted by Section 3, the Issuer and the Guarantor, jointly and severally, will enter into underwriting agreements or other customary agreements (each in customary form) pursuant to which they will, among other things, agree to indemnify the Underwriters, selling brokers, dealers and similar securities industry professionals participating in the distribution, and their respective affiliates, directors, officers, employees and agents and each Person, if any, who controls any such Persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, if requested, in connection with any Registration Statement, Prospectus, Issuer Free Writing Prospectus and so-called “disclosure package” and any amendment or supplement thereto.

(b) Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Issuer, its general partner (the “General Partner”) and the Guarantor, each of their respective directors and officers and each Person, if any, who controls the Issuer or the Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each Initial Purchaser and each other Holder and their respective affiliates, directors, officers, employees and agents and each Person, if any, who controls any Initial Purchaser or any other Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities to which the Issuer, the General Partner, the Guarantor or any of their respective directors, officers or controlling persons or any Initial Purchaser or any such other Holder or any of their respective affiliates, directors, officers, employees, agents or controlling Persons may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)	any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto; or

(ii)	any omission or alleged omission to state in any Registration Statement, any Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,

in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, the Prospectus or such Issuer Free Writing Prospectus or any such amendment or supplement, as the case may be, in reliance upon and in conformity with information concerning such Holder furnished to the Issuer in writing by such Holder expressly for use in such Registration Statement, the Prospectus or such Issuer Free Writing Prospectus or such amendment or supplement thereto, as the case may be; and (subject to the limitations set forth in the immediately preceding clause) will reimburse, as incurred, each such indemnified person for any reasonable legal or other fees and expenses incurred by such indemnified person in connection with investigating, defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the aggregate liability of any Holder under this Section 5 shall not exceed the amount of net proceeds (after deducting any underwriting or selling discounts and commissions) received by such Holder from the sale of Entitled Securities pursuant to such Registration Statement. The indemnity provided for in this Section 5 will be in addition to any liability that any Holder may otherwise have to the indemnified parties.

(c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 5, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it has been materially prejudiced through the forfeiture by the indemnifying party of substantial rights or defenses by such failure and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct or assume the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 5 for any fees or expenses of legal counsel incurred thereafter unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. Any such separate counsel to the respective indemnified parties shall be selected as follows: (i) counsel to the Initial Purchasers and their respective affiliates, directors, officers, employees, agents and controlling Persons shall be selected by the Representatives; (ii) counsel to the Issuer, the General Partner, the Guarantor and their respective directors, officers and controlling Persons shall be selected by the Issuer; and (iii) counsel to the Holders (other than any Initial Purchasers) and their respective affiliates, directors, officers, employees, agents and controlling Persons shall be selected by the Holders who held or hold, as the case may be, a majority in aggregate principal amount of the Entitled Securities held by all such Holders. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for (A) the fees and expenses of more than one counsel (in addition to one firm of local counsel) separate from the indemnifying parties’ own counsel for all Initial Purchasers and their respective affiliates, directors, officers, employees, agents and controlling Persons, (B) the fees and expenses of more than one counsel (in addition to one firm of local counsel) separate from the indemnifying parties’ own counsel for the Issuer, the General Partner, the Guarantor and their respective directors, officers and controlling Persons and (C) the fees and expenses of more than one counsel (in addition to one firm of local counsel) separate from the indemnifying parties’ own counsel for all Holders (other than any Initial Purchasers) and their respective affiliates, directors, officers, employees, agents and controlling Persons, in each case in connection with any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances. All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred. An indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, or indemnity has been or could have been sought hereunder by any indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 5 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, from the initial placement of Securities (which in the case of the Issuer and the Guarantor shall be deemed to be equal to the total net proceeds (before deducting any expenses) to the Issuer and the Guarantor from the initial placement of the Securities) but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other applicable consideration. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or the Guarantor on the one hand, or the applicable Holder on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission or alleged untrue statement or omission, and any other equitable considerations appropriate in the circumstances. The Issuer, the Guarantor and the Holders agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding any other provisions in this Section 5, no Holder shall be obligated to contribute any amount in excess of the amount by which the total price at which the Entitled Securities were sold by such Holder pursuant to the applicable Registration Statement exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 5(d) are several and not joint. For purposes of this Section 5(d), each affiliate, director, officer, employee and agent of any Initial Purchaser or Holder and each person, if any, who controls any Initial Purchaser or Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser or Holder, as the case may be, and each director and officer of the Issuer, the General Partner or the Guarantor and each Person, if any, who controls the Issuer, the General Partner or the Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Issuer, the General Partner or the Guarantor, as the case may be.

(e) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser or Holder or any Person controlling any Initial Purchaser or Holder, or by or on behalf of the Issuer, the General Partner or the Guarantor, their respective officers or directors or any Person controlling the Issuer or the Guarantor, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Entitled Securities pursuant to a Registration Statement.

6. General.

(a) No Inconsistent Agreements. The Issuer and the Guarantor represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Issuer or the Guarantor under any other agreement and (ii) neither the Issuer nor the Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Entitled Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers. Except as provided in Section 6(d) below, the provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuer and the Guarantor have obtained the written consent of a majority of the Holders affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 2(e) or Section 5 hereof shall be effective as against any Holder of Entitled Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Issuer by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the addresses set forth in the Purchase Agreement, or, if no such notice is given, the address specified in the Indenture; (ii) if to the Issuer and the Guarantor, initially at the Issuer’ address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if transmitted by facsimile; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders, and shall also inure to the benefit of the indemnified parties referred in Section 5 hereof and their heirs, successors, assigns, and legal representatives; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Entitled Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Entitled Securities in any manner, whether by operation of law or otherwise, such Entitled Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Entitled Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Issuer or the Guarantor with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement. In the event that the Issuer or the Guarantor shall consolidate or merge with or into any other Person or sell, convey, transfer or lease all or substantially all of its property to any other Person in a transaction that meets the applicable requirements of Article 10 of the Indenture, the successor Person (if other than the Issuer or the Guarantor, as the case may be) shall execute and deliver to the Trustee and the Representatives a written agreement in substantially the form of Annex A hereto, whereupon such successor Person shall succeed to and be substituted for, and may exercise every right and power of, the Issuer or the Guarantor, as the case may be, under this Agreement.

(e) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Issuer and the Guarantor, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. To the fullest extent permitted by applicable law, each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the federal and state courts located in the Borough of Manhattan, The City of New York, New York, including the United States District Court for the Southern District of New York, in connection with any claim brought with respect to this Agreement or related matter and waives any right to claim such forum would be inappropriate, including concepts of forum non conveniens.

(i) Waiver of Jury Trial. The Issuer, the Guarantor and each of the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(j) Entire Agreement; Severability. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

(k) Free Writing Prospectuses. Each Holder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Entitled Securities (other than a Registration Statement, any Prospectus, any Permitted Free Writing Prospectus or any amendments or supplements thereto) without the prior express written consent of the Issuer. Any such Free Writing Prospectus consented to by the Issuer is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Issuer represents and agrees that it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, including in respect of timely filing with the SEC, legends and record-keeping.

(l) Majorities. Any reference herein to a majority of Holders, when used with respect to any Registration Statement, shall mean the Holders of a majority in aggregate principal amount of the then outstanding Entitled Securities registered pursuant to such Registration Statement; and, when used with respect to any Underwritten Offering or other offering, the Holders of a majority in aggregate principal amounts of the Entitled Securities included or to be included in such offering; and, when used in other contexts, shall mean a majority of the aggregate principal amount of all outstanding Entitled Securities or the applicable Entitled Securities, as the context shall require; provided that whenever the consent or approval of Holders is required hereunder, any Entitled Securities owned directly or indirectly by the Issuer or the Guarantor or any of their respective affiliates shall not be counted in determining whether such consent or approval was given by the required majority.

(m) Joint and Several Obligations. Anything herein to the contrary notwithstanding, the obligations of the Issuer and the Guarantor hereunder are their joint and several obligations and any obligations of the Initial Purchasers, the Representatives and the Holders are several and not joint.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KILROY REALTY CORPORATION

By:	/s/ Tyler H. Rose
Tyler H. Rose
Executive Vice President, Chief Financial Officer and Secretary

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller

KILROY REALTY, L.P.
By:	Kilroy Realty Corporation, as general partner

By:	/s/ Tyler H. Rose
Tyler H. Rose
Executive Vice President, Chief Financial Officer and Secretary

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller

Confirmed and accepted as of the date first above written:

REPRESENTATIVES

J.P. MORGAN SECURITIES INC.

By:	/s/ Robert Bottamedi
Robert Bottamedi
Vice President

BANC OF AMERICA SECURITIES LLC

By:	/s/ Douglas T. Fink
Douglas T. Fink
Managing Director

BARCLAYS CAPITAL INC.

By:	/s/ Pamela Kendall
Pamela Kendall
Director

For themselves and on behalf of the several Initial Purchasers listed in Schedule 1 hereto.

Schedule 1

Initial Purchasers

J.P. Morgan Securities Inc.

Banc of America Securities LLC

Barclays Capital Inc.

Comerica Securities, Inc.

KeyBanc Capital Markets Inc.

Mistubishi UFJ Securities (USA), Inc.

Nikko Bank (Luxembourg) S.A.

PNC Capital Markets LLC

RBS Securities Inc.

Scotia Capital (USA) Inc.

U.S. Bancorp Investments, Inc.

Annex A

Agreement to be Bound by Registration Rights Agreement

The undersigned hereby absolutely, unconditionally and irrevocably agrees to be bound by, and to comply with, and assumes the punctual performance and observance of, all of the covenants, conditions, agreements, obligations and understandings applicable to the [Issuer/Guarantor] (as defined below) set forth in, the Registration Rights Agreement dated as of May 24, 2010 by and among Kilroy Realty, L.P. (the “Issuer”), Kilroy Realty Corporation (the “Guarantor”) and J.P. Morgan Securities, Inc. Banc of America Securities LLC and Barclays Capital Inc., as representatives of the several initial purchasers named therein.

IN WITNESS WHEREOF, the undersigned has executed this counterpart as of             , 20    .

[Name]

By:
Name:
Title: